EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 20-F, into the Company's previously filed Registration Statement File No. 333-9012.

                                             ARTHUR ANDERSEN


Mexico City
May 15, 2000